UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 2, 2006
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670

(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification
incorporation)	File No.)	Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
IntercontinentalExchange, Inc. (“ICE”) is furnishing the transcript of its investor conference call held on November 2, 2006 at 8:30 a.m. (EST), which is attached as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
     The following exhibit is filed as part of this Report on Form 8-K:

99.1	IntercontinentalExchange, Inc. transcript of investor conference call held November 2, 2006 at 8:30 a.m. (ET).
Forward-Looking Statements – Certain statements in this Form 8-K may contain forward-looking information regarding IntercontinentalExchange, Inc., the New York Board of Trade, and the combined company after the completion of the merger that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the benefits of the merger transaction involving ICE and NYBOT, including future strategic and financial benefits, the plans, objective, expectations and intentions of ICE following the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of ICE’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause actual results to differ from those as set forth in the forward-looking statements: the ability to obtain governmental approvals and rulings on or regarding the transaction on the proposed terms and schedule; the failure of NYBOT members to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending and third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in ICE’s filings with the Securities and Exchange Commission, including ICE’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and ICE’s Registration Statement on Form S-4 (Reg. No. 333-138312) as filed on October 31, 2006.
You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except for any obligations to disclosure material information under the Federal securities laws, ICE undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this press release.
Important Merger Information
In connection with the proposed merger, ICE has filed a Registration Statement on Form S-4 and intends to file additional relevant materials with the SEC in the future. INVESTORS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the prospectus/proxy statement, as well as other filings containing information about ICE and the NYBOT without charge, at the SEC’s website (http: // www.sec.gov) once such documents are filed with the SEC. Copies of the prospectus/proxy statement will also be available, without charge, once they are filed with the SEC by directing a request to ICE at 2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia, 30328, Attention: Investor Relations; or by emailing a request to ir@theice.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, not shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.
/s/ Richard V. Spencer
Richard V. Spencer
Date: November 3, 2006	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	IntercontinentalExchange, Inc. transcript of investor conference call held November 2, 2006 at 8:30 a.m. (ET).

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